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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)    August 22, 2000
                                                   ------------------------


                             EPOCH BIOSCIENCES, INC.
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               (Exact name of Registrant as specified in charter)


          Delaware                                               91-1311592
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


12277 134th Court NE, Suite 110, Redmond, Washington            98052
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(Address of principal executive offices)                      (Zip Code)


   Registrant's telephone number, including area code       (425) 821-7535
                                                       -----------------------


                           EPOCH PHARMACEUTICALS, INC.
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         (Former name or former address, if changed, since last report.)


                                Page 1 of 4 Pages
                           Exhibit Index is on Page 4


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         ITEM 5. OTHER EVENTS.

         On August 22, 2000, the Registrant amended its Amended and Restated Certificate of Incorporation, to change its corporate name to Epoch BioSciences, Inc. from Epoch Pharmaceuticals, Inc. The corporate name change was approved by the Registrant's stockholders on August 17, 2000 at the Registrant's Annual Meeting of Stockholders.

         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


Exhibit
 Number
-------
  99.1 Certificate of Amendment of Certificate of Incorporation of Epoch Pharmaceuticals, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          EPOCH BIOSCIENCES, INC.


Date: August 24, 2000                     By: /s/ William G. Gerber, M.D.
                                              ---------------------------
                                                  William G. Gerber, M.D.
                                                  Chief Executive Officer


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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

Exhibit                                                                                Sequentially
 Number                                                                               Numbered Page
-------                                                                               -------------
  99.1         Certificate of Amendment of Certificate of Incorporation of Epoch            5
               Pharmaceuticals, Inc.